Exhibit 99.2

Thursday 3 February 2022 FOURTH QUARTER AND FULL - YEAR 2021 RESULTS Dick Weil Chief Executive Officer Roger Thompson Chief Financial Officer

2021 RESULTS AND PROGRESS Dick Weil Chief Executive Officer

FULL-YEAR 2021 RESULTS

- Long-term investment performance remained solid despite volatile markets
- AUM increased 8% in 2021 to US$432bn; strength in global markets was partially offset by net outflows
- Flows excluding Quantitative Equities improved significantly during the year, with outflows of US$4.2bn and US$15.0bn in 2021 and 2020, respectively
- Adjusted diluted EPS of US$4.28 in 2021 improved 42% over 2020
- Returned US$628m in capital through dividends and share buybacks in 2021

Key metrics – 2021 vs 2020

	2021	2020
3-year investment outperformance[1]	58%	65%
Net flows	US$(16.2)bn	US$(24.4)bn
Total AUM	US$432.3bn	US$401.6bn
US GAAP diluted EPS	US$3.59	US$0.87
Adjusted diluted EPS[2]	US$4.28	US$3.01
Dividend per share	US$1.50	US$1.44

[1] Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 27.
[2] See adjusted financial measures reconciliation on slides 33 and 34 for additional information.

Janus Henderson GROUP PLC

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2021 PROGRESS AND UPDATE ON INTECH

Strengthened operating platform for sustained organic and inorganic growth

Produce dependable investment outcomes	✓ Long-term investment performance remains solid; more than half of AUM outperforming benchmarks on a 1-, 3- and 5-year basis[1] ✓ Improved investment results in pockets of underperformance
Excel in distribution and client experience	✓ Multiple leadership appointments across key distribution roles and geographies ✓ Growth in net flows in the Intermediary channel
Focus and increase operational efficiency	✓ New Chief Operating Officer appointment ✓ Significant technology and data upgrades ✓ Simplified operating model, including agreed sale of Intech
Proactive risk and control environment	✓ Strengthened risk model and relationships with regulators – lower capital requirements
Develop new growth initiatives	✓ Innovative ETF launches ✓ Model portfolio expansion ✓ Significant investment in ESG products, resourcing and data

[1] Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 27.

Janus Henderson GROUP PLC

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BUSINESS AND FINANCIAL UPDATE Roger Thompson Chief Financial Officer

Q4 2021 RESULTS

- Long-term investment performance remains solid
- AUM increased 3% to US$432bn, primarily due to markets
- Adjusted diluted EPS of US$1.05 declined 9% versus Q3 2021 and increased 1% versus Q4 2020
- Declared US$0.38 per share dividend and completed US$67m of share buybacks

Key metrics – Q4 2021 vs Q3 2021

	Q4 2021	Q3 2021
3-year investment outperformance[1]	58%	64%
Net flows	US$(5.2)bn	US$(5.2)bn
Total AUM	US$432.3bn	US$419.3bn
US GAAP diluted EPS	US$0.78	US$1.14
Adjusted diluted EPS[2]	US$1.05	US$1.16
Dividend per share	US$0.38	US$0.38

[1] Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 27.
[2] See adjusted financial measures reconciliation on slides 33 and 34 for additional information.

Janus Henderson GROUP PLC
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INVESTMENT PERFORMANCE

Long-term investment performance remains solid

- 44% of mutual fund AUM is in the top Morningstar quartile on a 3- and 5-year basis, as at 31 December 2021

% of AUM outperforming benchmark
As at 31 Dec 21

Capability	1-year	3-year	5-year	10-year
Equities	39%	37%	68%	81%
Fixed Income	91%	96%	96%	98%
Multi-Asset	99%	96%	96%	97%
Quantitative Equities	8%	58%	53%	21%
Alternatives	91%	100%	100%	100%
Total	54%	58%	76%	84%
Excl. Quantitative Equities	58%	58%	78%	86%

% of mutual fund AUM in top 2 Morningstar quartiles
As at 31 Dec 21

Capability	1-year	3-year	5-year	10-year
Equities	54%	51%	52%	86%
Fixed Income	64%	81%	75%	70%
Multi-Asset	95%	93%	93%	94%
Quantitative Equities	0%	11%	13%	0%
Alternatives	50%	34%	100%	100%
Total	62%	61%	64%	86%
Excl. Quantitative Equities	63%	61%	64%	86%

Note: Full performance disclosures detailed in the appendix on slides 27 and 28.
The top two Morningstar quartiles represent funds in the top half of their category based on total return. The top quartile represents those in the top 25%.
Refer to slide 28 for the percent of funds in the top 2 quartiles for all periods and description and quantity of funds included in the analysis; refer to slides 29 to 31 for distribution across first and second quartiles.
Past performance is no guarantee of future results.

Janus Henderson GROUP PLC
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8 18.7 21.4 17.9 15.8 23.2 20.7 18.4 16.0 19.3 (25.4) (33.6) (26.1) (18.7) (24.3) (24.0) (20.9) (21.2) (24.5) (6.7) (12.2) (8.2) (2.9) (1.1) (3.3) (2.5) (5.2) (5.2) Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q4 2019 to Q4 2021 total flows (US$bn) Redemptions Sales Net sales / (redemptions) 21% 23% 25% 19% 26% 21% 18% 15% 18% Annualised gross sales¹ Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. TOTAL FLOWS Net outflows are unchanged compared to the prior quarter (29%) (36%) (36%) (22%) (27%) (24%) (21%) (20%) (23%)

9 18.4 21.0 17.5 14.5 22.9 20.5 18.2 15.9 19.2 (21.8) (31.2) (21.8) (17.3) (20.6) (21.7) (19.4) (16.7) (20.2) (3.4) (10.2) (4.3) (2.8) 2.3 (1.2) (1.2) (0.8) (1.0) Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q4 2019 to Q4 2021 total flows (US$bn) Redemptions Sales Net sales / (redemptions) 23% 26% 27% 19% 29% 23% 20% 16% 20% Annualised gross sales¹ Annualised gross redemptions¹ TOTAL FLOWS EXCLUDING QUANTITATIVE EQUITIES Net flows remained stable as increased redemptions offset higher sales (28%) (38%) (34%) (23%) (26%) (24%) (21%) (17%) (21%) Note: See total quarterly flows including Quantitative Equities on slide 8. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

10 8.6 3.2 4.0 2.4 4.2 (6.5) (4.7) (4.7) (3.9) (4.3) 2.1 (1.5) (0.6) (1.5) (0.1) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 13.4 16.4 13.5 12.8 14.0 (12.4) (15.3) (13.3) (11.6) (14.1) 1.1 1.1 0.1 1.2 (0.1) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 0.9 0.9 0.7 0.7 1.0 (1.7) (1.8) (1.4) (1.2) (1.7) (0.9) (0.9) (0.7) (0.6) (0.8) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Intermediary (US$bn) QUARTERLY FLOWS BY CLIENT TYPE EXCLUDING QUANTITATIVE EQUITIES Redemptions Sales Net sales / (redemptions) Institutional (US$bn) 44% 15% 18% 10% 19% 32% 35% 28% 25% 27% 5% 4% 4% 3% 4% (33%) (21%) (21%) (17%) (19%) (29%) (32%) (28%) (22%) (27%) (10%) (9%) (7%) (6%) (8%) Annualised gross redemptions¹ Annualised gross sales¹ Self - Directed (US$bn) Net flows reflect improvement in Institutional and a decline in Intermediary Note: See quarterly flows by client type including Quantitative Equities on slide 23. Numbers may not cast due to rounding. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

11 Q4 2021 FLOWS BY CAPABILITY EXCLUDING QUANTITATIVE EQUITIES Net flows reflect strength in Fixed Income and Multi - Asset 8.1 5.6 4.3 1.2 (11.3) (5.5) (2.2) (1.2) (3.2) 0.1 2.1 - Equities Fixed Income Multi-Asset Alternatives Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 14% 28% 31% 44% Annualised gross redemptions¹ (19%) (28%) (16%) (43%) Q4 2021 flows by capability (US$bn) Note: See Quantitative Equities quarterly flows on slide 25. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

12 US GAAP Adjustments Adjusted US GAAP Adjustments Adjusted Revenue Management fees 565.9 (56.5) 509.4 2,189.4 (205.9) 1,983.5 Performance fees 7.7 – 7.7 102.7 – 102.7 Shareowner servicing fees 68.3 (56.2) 12.1 260.7 (214.7) 46.0 Other revenue 55.3 (34.6) 20.7 214.2 (131.0) 83.2 Total revenue 697.2 (147.3) 549.9 2,767.0 (551.6) 2,215.4 Operating expenses Employee compensation and benefits 160.1 – 160.1 693.3 – 693.3 Long-term incentive plans 42.7 0.1 42.8 181.0 0.4 181.4 Distribution expenses 147.3 (147.3) – 551.6 (551.6) – Investment administration 12.9 – 12.9 51.6 – 51.6 Marketing 11.3 – 11.3 31.7 – 31.7 General, administrative and occupancy 77.6 (2.6) 75.0 271.8 (10.8) 261.0 Impairment of goodwill and intangible assets 77.5 (77.5) – 121.9 (121.9) – Depreciation and amortisation 10.2 (2.1) 8.1 40.7 (7.8) 32.9 Total operating expenses 539.6 (229.4) 310.2 1,943.6 (691.7) 1,251.9 Operating income 157.6 82.1 239.7 823.4 140.1 963.5 3 months ended 31 Dec 21 Year ended 31 Dec 21 (US$m) STATEMENT OF INCOME US GAAP and adjusted Note: See adjusted financial measures reconciliation on slides 33 and 34 for additional information.

13 (US$, except margin data) Q4 2021 Q3 2021 Change Q4 2021 vs Q3 2021 2021 2020 Change 2021 vs 2020 Average AUM 429.4bn 431.9bn (1%) 422.0bn 352.7bn 20% Total revenue 697.2m 687.4m 1% 2,767.0m 2,298.6m 20% Operating income 157.6m 248.3m (37%) 823.4m 157.8m nm Operating margin 22.6% 36.1% (13.5ppt) 29.8% 6.9% 22.9ppt US GAAP diluted EPS 0.78 1.14 (32%) 3.59 0.87 nm Adjusted revenue 549.9m 545.3m 1% 2,215.4m 1,834.2m 21% Adjusted operating income 239.7m 253.0m (5%) 963.5m 696.7m 38% Adjusted operating margin 43.6% 46.4% (2.8ppt) 43.5% 38.0% 5.5ppt Adjusted diluted EPS 1.05 1.16 (9%) 4.28 3.01 42% SUMMARY FINANCIAL RESULTS US GAAP and adjusted Note: See adjusted financial measures reconciliation on slides 33 and 34 for additional information.

14 REVENUE Q4 2021 adjusted revenue up 1% quarter over quarter Note: See adjusted financial measures reconciliation on slides 33 and 34 for additional information. 1 Net margin based on management fees net of distribution expenses. Adjusted revenue – Q3 2021 vs Q4 2021 (US$m) Q4 2021 adjusted revenue drivers 509.4 511.5 7.7 0.6 12.1 12.2 20.7 21.0 549.9 545.3 Q4 2021 Q3 2021 Management fees Performance fees Shareowner servicing fees Other revenue (US$m, except margin data) Q4 2021 Q3 2021 Change Total adjusted revenue 549.9 545.3 1% Management fees 509.4 511.5 (0%) Performance fees 7.7 0.6 nm Shareowner servicing fees 12.1 12.2 (1%) Other revenue 20.7 21.0 (1%) Average net¹ mgmt fee margin 47.0bps 47.0bps 0.0bps Capability 2021 2020 Change Equities 56.1 55.8 1% Fixed Income 29.1 27.7 5% Multi - Asset 52.9 52.1 2% Quantitative Equities 16.5 18.7 (12%) Alternatives 68.4 66.3 3% Total 47.0 45.6 3% Excl. Quantitative Equities 50.3 49.1 2% Annual average net 1 mgmt. fee margin (bps)

OPERATING EXPENSES

Adjusted expenses primarily reflect higher other operating expenses

- Change in compensation expense primarily due to long-term incentive compensation offset by lower variable compensation
- Higher other operating expenses driven by marketing, general and administrative expenses
- Full-year 2022 expense expectations
  - Adjusted compensation ratio of low 40s
  - Adjusted non-compensation annual growth in the low teens
  - Statutory tax rate of 23-25%

Q4 2021 adjusted expense drivers

(US$m)	Q4 2021	Q3 2021	Change
Employee comp. and benefits	160.1	166.2	(4%)
Long-term incentive plans	42.8	35.1	22%
Total comp. expenses	**202.9**	**201.3**	**1%**
Investment administration	12.9	13.0	(1%)
Marketing	11.3	7.5	51%
General, admin. and occup.	75.0	62.6	20%
Depreciation and amortisation	8.1	7.9	3%
Other operating expenses	**107.3**	**91.0**	**18%**
Total operating expenses	**310.2**	**292.3**	**6%**

Adjusted operating expenses – Q3 2021 vs Q4 2021

(US$m)



292.3
(6.1)
7.7
(0.1)
3.8
12.4
0.2
310.2
Q3 2021
Compensation and benefits
LT incentive plans
Investment administration
Marketing
General, admin. and occupancy
Depreciation and amortisation
Q4 2021

Note: See adjusted financial measures reconciliation on slides 33 and 34 for additional information.

Janus Henderson GROUP PLC

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16 CAPITAL RESOURCES Strong liquidity position ▪ Cash and investment securities 1 totalled US$1,657m compared to outstanding debt of US$310m ▪ Increase in investment securities due to net seed investment ▪ Board declared a dividend of US$0.38 per share to be paid on 28 February to shareholders on record at the close of business on 14 February ▪ Repurchased 1.5m shares in Q4 2021 for US$67m from the US$200m buyback programme authorised in July 2021 1,096.9 1,106.0 407.6 551.0 1,504.5 1,657.0 313.3 310.4 Cash and investments Debt Cash and investments Debt Balance sheet profile – carrying value 31 Dec 20 vs 31 Dec 21 (US$m) Investment securities¹ Cash and cash equivalents¹ 2025 maturity 31 Dec 21 31 Dec 20 1 Cash and cash equivalents exclude cash associated with consolidated VIEs and VREs, and investment securities exclude non - control ling interests.

Q&A

APPENDIX

19 ASSETS UNDER MANAGEMENT AUM as at 31 Dec 2021: US$432.3bn 57% 18% 14% 9% 2% Equities Fixed Income Multi-Asset Quantitative Equities Alternatives 50% 29% 21% Intermediary Institutional Self-Directed 56% 30% 14% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$244.3bn US$79.6bn US$59.7bn US$38.0bn US$10.7bn US$215.0bn US$127.2bn US$90.1bn US$241.0bn US$132.3bn US$59.0bn

20 ASSETS UNDER MANAGEMENT EXCLUDING QUANTITATIVE EQUITIES AUM excluding Quantitative Equities as at 31 Dec 2021: US$394.3bn 62% 20% 15% 3% Equities Fixed Income Multi-Asset Alternatives 54% 23% 23% Intermediary Institutional Self-Directed 56% 30% 14% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$244.3bn US$79.6bn US$59.7bn US$10.7bn US$213.3bn US$91.6bn US$89.6bn US$227.8bn US$128.5bn US$38.1bn Note: Numbers may not cast due to rounding.

21 INVESTMENT MANAGEMENT CAPABILITIES Diversified product range Equities US$244.3bn AUM 31 Dec 21 US$432.3bn Fixed Income US$79.6bn Multi - Asset US$59.7bn Self - Directed Intermediary Institutional Institutional Quantitative Equities US$38.0bn Institutional Alternatives US$10.7bn Intermediary Equities (56bps 1 ) ▪ Wide range of equity strategies encompassing different geographic focuses and investment styles Fixed Income (29bps 1 ) ▪ Innovative and differentiated techniques designed to support clients as they navigate each unique economic cycle Multi - Asset (53bps 1 ) ▪ Provides a range of diversified core investment solutions with the aim of delivering attractive returns over the long term with lower levels of volatility Quantitative Equities (17bps 1 ) ▪ Intech applies advanced mathematics and systematic portfolio rebalancing intended to harness the volatility of movements in stock prices Alternatives (68bps 1 ) ▪ Investment solutions aimed at delivering specific outcomes tailored to meet the needs and constraints of clients 1 Full - year 2021 average net management fee margin; net margin based on management fees net of distribution expenses.

22 LARGEST STRATEGIES BY CAPABILITY Note: Numbers may not cast due to rounding. Capability Strategy AUM (US$bn) 31 Dec 21 US Concentrated Growth 31.3 US Mid Cap Growth 29.9 US Research Growth Equity 22.9 Global Life Sciences 15.0 US SMID Cap Growth 12.8 Global Strategic Fixed Income 10.7 Absolute Return Income 10.3 Sterling Buy & Maintain Credit 9.6 Core Plus Fixed Income 7.0 Australian Fixed Income 6.4 Balanced 52.3 UK Cautious Managed 1.4 Adaptive Portable Alpha 0.9 Global Adaptive Capital Appreciation 0.6 Protective Life Dynamic Allocation Series - Moderate 0.5 Intech Global Large Cap Core ex-Japan - ESG 13.0 Intech US Enhanced Plus 4.1 Intech Global Enhanced Index ex-Australia ex-Tobacco 1% Risk 2.8 Intech Global Large Cap Core 2.3 Intech US Broad Equity Plus 2.0 Absolute Return Equity 5.3 UK Direct Property 1.5 Multi Strategy 1.1 Europe Large Cap Long/Short 0.7 Concentrated Pan Europe Equity 0.4 Total 245.2 Equity Fixed Income Multi-Asset Alternatives Quantitative Equities

23 8.8 3.3 4.2 2.5 4.3 (10.0) (6.8) (6.0) (8.3) (8.5) (1.2) (3.5) (1.8) (5.8) (4.2) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 13.5 16.5 13.5 12.9 14.0 (12.5) (15.4) (13.5) (11.7) (14.2) 1.0 1.1 - 1.2 (0.2) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 0.9 0.9 0.7 0.6 1.0 (1.8) (1.8) (1.4) (1.2) (1.8) (0.9) (0.9) (0.7) (0.6) (0.8) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Intermediary (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CLIENT TYPE Redemptions Sales Net sales / (redemptions) Institutional (US$bn) 30% 11% 13% 7% 14% 32% 35% 28% 25% 27% 5% 4% 4% 3% 4% (34%) (22%) (19%) (25%) (27%) (29%) (32%) (28%) (23%) (27%) (10%) (9%) (7%) (6%) (8%) Annualised gross redemptions¹ Annualised gross sales¹ Self - Directed (US$bn)

24 10.3 10.5 8.6 7.5 8.1 (10.4) (12.0) (10.5) (10.1) (11.3) (0.1) (1.5) (1.9) (2.6) (3.2) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Equities (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Equities and Fixed Income 8.7 5.9 5.9 4.7 5.6 (7.5) (5.5) (6.0) (4.0) (5.5) 1.2 0.4 (0.1) 0.7 0.1 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (22%) (22%) (19%) (17%) (19)% Redemptions Sales Net sales / (redemptions) Annualised gross redemptions¹ 22% 19% 15% 12% 14% 46% 29% 30% 23% 28% (40%) (28%) (31%) (19%) (28)% Fixed Income (US$bn) Annualised gross sales¹

25 0.3 0.2 0.2 0.1 0.1 (3.7) (2.3) (1.5) (4.5) (4.3) (3.4) (2.1) (1.3) (4.4) (4.2) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 3.1 3.0 2.4 2.6 4.3 (1.9) (2.2) (1.9) (1.8) (2.2) 1.2 0.8 0.5 0.8 2.1 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 0.8 1.1 1.3 1.1 1.2 (0.8) (2.0) (1.0) (0.8) (1.2) - (0.9) 0.3 0.3 - Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Multi - Asset (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Multi - Asset, Quantitative Equities and Alternatives Redemptions Sales Net sales / (redemptions) Quantitative Equities (US$bn) 3% 2% 2% 1% 2% 28% 25% 20% 20% 31% 33% 41% 52% 42% 44% (36%) (22%) (14%) (41%) (44%) (17%) (18%) (15%) (14%) (16%) (31%) (77%) (39%) (30%) (43%) Annualised gross redemptions¹ Annualised gross sales¹ Alternatives (US$bn)

26 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Equities Fixed Income Multi-Asset Quantitative Equities Alternatives Q4 2019 to Q4 2021 total net flows by capability (US$bn) NET FLOWS BY CAPABILITY (12.2) (6.7) (8.2) (2.9) (1.1) (3.3) (2.5) (5.2) (5.2)

INVESTMENT PERFORMANCE

% of AUM outperforming benchmark

	Q1 2021				Q2 2021				Q3 2021				Q4 2021			
Capability	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**
Equities	55%	54%	69%	77%	56%	56%	55%	78%	64%	56%	60%	84%	39%	37%	68%	81%
Fixed Income	94%	97%	89%	98%	98%	96%	97%	98%	98%	96%	96%	99%	91%	96%	96%	98%
Multi-Asset	98%	97%	94%	96%	98%	97%	97%	96%	99%	97%	97%	97%	99%	96%	96%	97%
Quantitative Equities	48%	4%	11%	72%	23%	23%	2%	71%	41%	2%	2%	32%	8%	58%	53%	21%
Alternatives	98%	97%	100%	100%	98%	97%	100%	100%	94%	97%	100%	100%	91%	100%	100%	100%
Total	67%	62%	70%	83%	66%	66%	63%	83%	72%	64%	67%	86%	54%	58%	76%	84%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median.

Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETF-enhanced beta strategies, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis.

Excluded assets represent 5% of AUM across all time periods. Capabilities defined by Janus Henderson.

Janus Henderson GROUP PLC

27

INVESTMENT PERFORMANCE

% of mutual fund AUM in top 2 Morningstar quartiles

	Q1 2021				Q2 2021				Q3 2021				Q4 2021			
Capability	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**
Equities	35%	60%	64%	79%	32%	59%	44%	71%	47%	47%	49%	68%	54%	51%	52%	86%
Fixed Income	69%	79%	73%	70%	57%	80%	75%	71%	84%	77%	73%	69%	64%	81%	75%	70%
Multi-Asset	19%	91%	92%	96%	19%	92%	91%	93%	20%	92%	92%	94%	95%	93%	93%	94%
Quantitative Equities	32%	32%	4%	0%	41%	47%	7%	0%	11%	11%	11%	0%	0%	11%	13%	0%
Alternatives	30%	76%	30%	98%	27%	76%	27%	98%	27%	70%	74%	98%	50%	34%	100%	100%
Total	37%	67%	68%	81%	33%	67%	55%	75%	47%	59%	60%	73%	62%	61%	64%	86%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes.

The top two Morningstar quartiles represent funds in the top half of their category based on total return. For the 1-, 3-, 5- and 10-year periods ending 31 December 2021, 43%, 57%, 55% and 64% of the 193, 184, 179 and 151 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on 'primary' share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2021 Morningstar, Inc. All Rights Reserved.

Janus Henderson
GROUP PLC
28

29 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Group 10 21 17 24 44 42 47 44 42 41 45 44 57 57 48 59 27 12 29 38 24 26 13 17 26 14 14 19 24 18 25 26 37 33 47 62 67 67 59 61 68 55 60 64 81 75 73 86 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Equities 8 22 19 8 27 26 32 30 32 31 31 29 53 54 37 52 27 10 28 46 32 33 15 21 32 14 17 23 27 18 31 34 35 32 47 54 60 59 47 51 64 44 49 52 79 71 68 86 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 2 nd quartile 1 st quartile 1 - year 3 - year 5 - year 10 - year 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 28. Numbers may not cast due to rounding.

30 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) 2 nd quartile 1 st quartile Fixed Income Multi - Asset 27 30 25 21 69 71 70 61 38 40 56 55 31 33 48 46 43 27 59 43 11 9 7 19 35 35 17 21 39 38 21 23 69 57 84 64 79 80 77 81 73 75 73 75 70 71 69 70 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 1 15 4 92 90 91 92 92 91 91 91 92 92 93 93 94 18 4 16 4 1 1 1 1 1 1 1 1 4 1 1 1 19 19 20 95 91 92 92 93 92 91 92 93 96 93 94 94 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 1 - year 3 - year 5 - year 10 - year 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 28. Numbers may not cast due to rounding.

31 7 11 4 7 11 4 7 11 11 32 34 28 40 11 2 32 41 11 0 32 47 11 11 4 7 11 13 0 0 0 0 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 19 0 14 2 74 20 24 8 24 22 65 64 67 50 66 71 12 26 13 48 2 56 46 26 6 6 9 36 31 48 32 29 30 27 27 50 76 76 70 34 30 27 74 100 98 98 98 100 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Quantitative Equities Alternatives 2 nd quartile 1 st quartile 1 - year 3 - year 5 - year 10 - year 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 28. Numbers may not cast due to rounding.

US GAAP: STATEMENT OF INCOME

	3 months ended			Year ended	
(US$m, except per share data or as noted)	31 Dec 21	30 Sep 21	31 Dec 20	31 Dec 21	31 Dec 20
Revenue					
Management fees	565.9	564.5	489.1	2,189.4	1,794.1
Performance fees	7.7	0.6	59.3	102.7	98.1
Shareowner servicing fees	68.3	67.6	57.9	260.7	209.2
Other revenue	55.3	54.7	50.9	214.2	197.2
Total revenue	**697.2**	**687.4**	**657.2**	**2,767.0**	**2,298.6**
Operating expenses					
Employee compensation and benefits	160.1	166.2	162.3	693.3	618.6
Long-term incentive plans	42.7	35.0	44.7	181.0	170.1
Distribution expenses	147.3	142.1	128.7	551.6	464.4
Investment administration	12.9	13.0	12.6	51.6	50.0
Marketing	11.3	7.5	3.9	31.7	19.6
General, administrative and occupancy	77.6	65.5	66.4	271.8	255.2
Impairment of goodwill and intangible assets	77.5	–	–	121.9	513.7
Depreciation and amortisation	10.2	9.8	11.6	40.7	49.2
Total operating expenses	**539.6**	**439.1**	**430.2**	**1,943.6**	**2,140.8**
Operating income	**157.6**	**248.3**	**227.0**	**823.4**	**157.8**
Interest expense	(3.2)	(3.2)	(3.2)	(12.8)	(12.9)
Investment gains (losses), net	(7.3)	4.7	32.2	0.8	57.5
Other non-operating income (expense), net	8.0	3.6	(0.2)	8.8	39.7
Income before taxes	**155.1**	**253.4**	**255.8**	**820.2**	**242.1**
Income tax provision	(29.6)	(53.3)	(57.4)	(205.7)	(59.5)
Net income	**125.5**	**200.1**	**198.4**	**614.5**	**182.6**
Net loss (income) attributable to noncontrolling interests	7.0	(3.3)	(11.6)	7.6	(21.0)
Net income attributable to JHG	**132.5**	**196.8**	**186.8**	**622.1**	**161.6**
Less: allocation of earnings to participating stock-based	(3.6)	(5.4)	(5.5)	(17.7)	(4.7)
Net income attributable to JHG common shareholders	**128.9**	**191.4**	**181.3**	**604.4**	**156.9**
Diluted weighted-average shares outstanding (m)	166.2	167.8	177.0	168.5	179.9
Diluted earnings per share (in US$)	**0.78**	**1.14**	**1.02**	**3.59**	**0.87**

Janus Henderson GROUP PLC
32

ALTERNATIVE PERFORMANCE MEASURES

Reconciliation of adjusted financial measures

	3 months ended			Year ended	
(US$m, except per share data)	31 Dec 21	30 Sep 21	31 Dec 20	31 Dec 21	31 Dec 20
Reconciliation of revenue to adjusted revenue					
Revenue	**697.2**	**687.4**	**657.2**	**2,767.0**	**2,298.6**
Management fees[1]	(56.5)	(53.0)	(51.6)	(205.9)	(183.8)
Shareowner servicing fees[1]	(56.2)	(55.4)	(47.4)	(214.7)	(170.3)
Other revenue[1]	(34.6)	(33.7)	(29.7)	(131.0)	(110.3)
Adjusted revenue	**549.9**	**545.3**	**528.5**	**2,215.4**	**1,834.2**
Reconciliation of operating expenses to adjusted operating expenses					
Operating expenses	**539.6**	**439.1**	**430.2**	**1,943.6**	**2,140.8**
Employee compensation and benefits[2]	–	–	(0.1)	–	(2.3)
Long-term incentive plans[2]	0.1	0.1	0.1	0.4	0.5
Distribution expenses[1]	(147.3)	(142.1)	(128.7)	(551.6)	(464.4)
General, administrative and occupancy[2]	(2.6)	(2.9)	(2.8)	(10.8)	(11.0)
Impairment of goodwill and intangible assets[3]	(77.5)	–	–	(121.9)	(513.7)
Depreciation and amortisation[3]	(2.1)	(1.9)	(1.9)	(7.8)	(12.4)
Adjusted operating expenses	**310.2**	**292.3**	**296.8**	**1,251.9**	**1,137.5**

Note: Reconciliation to be used in conjunction with slide 34. Footnotes included on slide 35.

Janus Henderson GROUP PLC

33

ALTERNATIVE PERFORMANCE MEASURES

Reconciliation of adjusted financial measures (continued)

	3 months ended			Year ended	
(US$m, except per share data)	31 Dec 21	30 Sep 21	31 Dec 20	31 Dec 21	31 Dec 20
Reconciliation of net income attributable to JHG to adjusted net income attributable to JHG					
Net income attributable to JHG	**132.5**	**196.8**	**186.8**	**622.1**	**161.6**
Employee compensation and benefits[2]	–	–	0.1	–	2.3
Long-term incentive plans[2]	(0.1)	(0.1)	(0.1)	(0.4)	(0.5)
General, administrative and occupancy[2]	2.6	2.9	2.8	10.8	11.0
Impairment of goodwill and intangible assets[3]	77.5	–	–	121.9	513.7
Depreciation and amortisation[3]	2.1	1.9	1.9	7.8	12.4
Interest expense[4]	–	–	–	–	0.1
Investment gains (losses), net[4]	–	–	(1.4)	0.2	(1.4)
Other non-operating expense, net[4]	(9.1)	(1.6)	(1.7)	(14.2)	(28.7)
Income tax benefit (provision)[5]	(25.4)	(0.4)	0.6	(6.6)	(112.6)
Adjusted net income attributable to JHG	**180.1**	**199.5**	**189.0**	**741.6**	**557.9**
Diluted earnings per share (in US$)	**0.78**	**1.14**	**1.02**	**3.59**	**0.87**
Adjusted diluted earnings per share (in US$)	**1.05**	**1.16**	**1.04**	**4.28**	**3.01**

Note: Reconciliation to be used in conjunction with slide 33. Footnotes included on slide 35.

Janus Henderson GROUP PLC

34

35 ALTERNATIVE PERFORMANCE MEASURES Footnotes to reconciliation of adjusted financial measures 1 JHG contracts with third - party intermediaries to distribute and service certain of its investment products .. Fees for distribution and servicing related activities are either provided for separately in an investment product’s prospectus or are part of the management fee .. Under both arrangements, the fees are collected by JHG and passed through to third - party intermediaries who are responsible for performing the applicable services .. The majority of distribution and servicing fees collected by JHG are passed through to third - party intermediaries .. JHG management believes that the deduction of distribution and service fees from revenue in the computation of adjusted revenue reflects the pass - through nature of these revenues .. In certain arrangements, JHG performs the distribution and servicing activities and retains the applicable fees .. Revenues for distribution and servicing activities performed by JHG are not deducted from GAAP revenue .. 2 Adjustments primarily represent rent expense for subleased office space .. In addition, the adjustments for the three months ended 30 September 2021 and the year ended 31 December 2021 include a one - time charge related to the employee benefits trust .. JHG management believes these costs are not representative of the ongoing operations of the Group .. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses .. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition .. For segregated mandate contracts, the intangible asset is amortised on a straight - line basis over the expected life of the contracts .. Adjustments also include impairment charges of our goodwill and certain mutual fund investment management agreements, client relationships and trademarks .. JHG management believes these non - cash and acquisition - related costs are not representative of the ongoing operations of the Group .. 4 Adjustments primarily represent contingent consideration adjustments associated with prior acquisitions .. JHG management believes these costs are not representative of the ongoing operations of the Group .. 5 The tax impact of the adjustments is calculated based on the applicable US or foreign statutory tax rate as it relates to each adjustment .. Certain adjustments are either not taxable or not tax - deductible ..

36 CAPITAL MANAGEMENT Note: JHG purchases shares on market for the annual share grants associated with variable compensation, which is not included i n the above share repurchases. Numbers may not cast due to rounding. 1 Total shares outstanding reflect amounts disclosed on Forms 10 - Q or 10 - K for each respective quarter. 2 Cumulative decrease from commencement of buyback programme in Q3 2018. Continued commitment to return of capital Dividend paid / share (US$) 0.36 0.36 0.36 0.36 0.36 0.38 0.38 0.38 Shares repurchased (m) 2.1 1.1 2.4 1.0 8.1 0.0 1.8 1.5 Total shares outstanding 1 (m) 184.9 183.9 181.4 180.4 172.3 172.3 170.6 169.0 Cumulative decrease in shares 2 7.7% 8.3% 9.5% 10.0% 14.0% 14.0% 14.9% 15.6% Q1 2020 to Q4 2021 quarterly capital return (US$m) 66.2 66.1 65.8 64.8 61.7 64.8 64.5 31.2 22.0 50.2 27.4 230.2 75.0 66.9 97.4 88.1 116.0 92.2 291.9 65.0 139.8 131.4 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Dividends Share repurchases

37 PERFORMANCE FEES Note: Performance fees include prior quarter accrual true - ups. 1 AUM data present US mutual fund AUM subject to performance fees as at 31 December 2021. Janus Investment Funds and Janus Aspe n S eries Portfolios are counted as distinct and separate funds. Q4 2021 (US$m) Q3 2021 (US$m) Q4 2020 (US$m) AUM generating Q4 2021 pfees (US$bn) # of funds generating Q4 2021 pfees Frequency Timing SICAVs 0.1 1.0 5.4 – – 17 annually; 3 quarterly 17 at June; 3 on quarters UK OEICs and unit trusts – – 0.5 – – annually various Offshore absolute return and other funds 11.0 1.1 6.9 0.9 4 quarterly / annually various Segregated mandates 2.7 – 48.6 9.3 16 quarterly / annually various Investment trusts 1.6 – – 0.2 1 annually various US mutual funds 1 (7.7) (1.5) (2.1) 66.1 15 monthly monthly Total 7.7 0.6 59.3 76.5 36

US MUTUAL FUNDS WITH PERFORMANCE FEES

Mutual funds with performance fees[1]	AUM 31 Dec 21 (US$m)	Benchmark	Base fee	Performance fee[2]	Performance cap/(floor) vs benchmark	Q4 2021 P&L impact (US$'000)
Forty Fund and Portfolio	23,716	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	(1,815)
Research Fund and Portfolio	22,184	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(6,457)
Contrarian Fund	5,303	S&P 500® Index	0.64%	± 15 bps	± 7.00%	1,283
Global Research Fund and Portfolio	4,499	MSCI World Index℠	0.60%	± 15 bps	± 6.00%	725
Small Cap Value Fund	3,812	Russell 2000® Value Index	0.72%	± 15 bps	± 5.50%	(1,287)
Mid Cap Value Fund and Portfolio	2,915	Russell Midcap® Value Index	0.64%	± 15 bps	± 4.00%	(1,132)
Overseas Fund and Portfolio	2,592	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	772
Global Real Estate Fund	925	FTSE EPRA / NAREIT Global Index	0.75%	± 15 bps	± 4.00%	219
Small-Mid Cap Value Fund[3]	109	Russell 2500™ Value Index	0.70%	± 15 bps	± 5.00%	(30)
Asia Equity Fund	22	MSCI All Country Asia ex-Japan Index℠	0.92%	± 15 bps	± 7.00%	(11)
Total	**66,077**					**(7,733)**

Note: Numbers may not cast due to rounding.

1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds' Statements of Additional Information for more details and benchmark information.

2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations.

3 Until 1 August 2022, the Fund's performance during the portion of the performance measurement period prior to 1 August 2019 will be compared to the Fund's former benchmark, the Russell 3000® Value Index.

Janus Henderson GROUP PLC

38

39 LONG - TERM INCENTIVE COMPENSATION Note: Annual grants generally vest over three and four years. Assumed no forfeitures in future periods. Assumed no change in fut ure values related to market or currency, which would impact expense related to cash - based awards (MFSAs, DIP and DEP funds) and social security expense upon ve sting. 1 Estimated 2022 annual grant based on amounts expected to be granted associated with the annual award process. Actual awards a re expected to be between US$210m and US$220m. 2 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is est ima ted based on amount of existing awards expected to vest in that year. Estimated future long - term incentive compensation amortization (US$ m) Amount remaining to expense 2022 2023 2024 2025 2026 2019 annual grant 3 3 – – – – 2020 annual grant 20 18 2 – – – 2021 annual grant 68 46 19 3 – – Estimated 2022 annual grant 1 215 110 71 30 4 – Other 2 60 19 17 12 9 3 Total long - term incentive compensation 366 196 109 45 13 3

40 CONTACTS Investor enquiries Melanie Horton Co - Head Investor Relations (Non - US) +44 (0)20 7818 2905 melanie.horton@janushenderson.com Jim Kurtz Co - Head Investor Relations (US) +1 303 336 4529 jim.kurtz@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries Stephen Sobey +44 (0)20 7818 2523 stephen.sobey@janushenderson.com Sarah Johnson +1 720 364 0708 sarah.johnson@janushenderson.com United Kingdom: Edelman Smithfield Latika Shah +44 (0)7950 671 948 latika.shah@edelmansmithfield.com Andrew Wilde +44 (0)7786 022 022 andrew.wilde@edelmansmithfield.com Asia Pacific: Honner Craig Morris +61 2 8248 3757 craig@honner.com.au

Contact us

201 Bishopsgate London EC2M 3AE United Kingdom
www.janushenderson.com

Janus Henderson GROUP PLC

Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value.

Forward-looking information

This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors, including those factors identified in Janus Henderson Group's Annual Report on Form 10-K for the fiscal year ended 31 December 2020 and the Company's other filings and furnishings with the Securities and Exchange Commission (Commission file no. 001-38103), including those that appear under headings such as 'Risk Factors' and 'Management's Discussion and Analysis of Financial Condition and Results of Operations'. Many of these factors are beyond the control of the Company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

No public offer

The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments.

Not all products or services are available in all jurisdictions. Various account minimums or other eligibility qualifications apply depending on the investment strategy, vehicle or investor jurisdiction. Mutual funds in the US distributed by Janus Henderson Distributors US LLC.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money.

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